Summary Prospectus and Prospectus Supplement Equity Growth Fund Small Company Fund
Supplement dated August 19, 2022 ■ Equity Growth Fund Summary Prospectus and Prospectus dated May 5, 2022 ■ Small Company Fund Summary Prospectus and Prospectus dated November 1, 2021

The entries for Guan Wang are deleted from the Portfolio Managers subsections on page 4 of the summary prospectuses and page 5 of the prospectuses and from The Fund Management Team sections on page 9 of the prospectuses.

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